Exhibit 4.7

CENTURY COMMUNITIES, INC.,

as Issuer

THE GUARANTORS named herein,

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of January 26, 2017

6.875% Senior Notes Due 2022

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This SIXTH SUPPLEMENTAL INDENTURE, dated as of January 26, 2017 (this “Supplemental Indenture”), is entered into by and among CENTURY COMMUNITIES, INC., a Delaware corporation (the “Issuer”), the Guarantors (as defined below) and U.S. BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture (as hereinafter defined).

WHEREAS, the Issuer, the Guarantors and the Trustee have entered into an Indenture dated as of May 5, 2014, as supplemented by a Supplemental Indenture dated as of December 18, 2014, a Second Supplemental Indenture dated as of March 13, 2015, a Third Supplemental Indenture dated as of April 9, 2015, a Fourth Supplemental Indenture dated as of August 27, 2015 and a Fifth Supplemental Indenture dated as of November 8, 2016 (as so supplemented, the “Indenture”), pursuant to which the Issuer issued $260,000,000 aggregate principal amount of the Issuer’s 6.75% Senior Notes due 2022 (the “Existing Securities”);

WHEREAS, on February 19, 2015 and October 20, 2015, the Issuer completed exchange offers whereby all of the Existing Securities were exchanged for new 6.875% Senior Notes due 2022 pursuant to registration rights agreements entered into in connection therewith;

WHEREAS, Section 2.13 of the Indenture permits and provides for the issuance of additional notes;

WHEREAS, the Issuer desires and has requested that the Trustee join it in the execution and delivery of this Supplemental Indenture in connection with the issuance by the Issuer, pursuant to Section 2.13 of the Indenture, of an additional $125,000,000 aggregate principal amount of 6.875% Senior Notes due 2022 (the “Additional Securities”);

WHEREAS, Section 9.01(8) of the Indenture provides that the Issuer may from time to time amend the Indenture without the consent of any Securityholder to provide for the issuance of Additional Securities (as such term is defined in the Indenture) in compliance and in accordance with the limitations set forth in the Indenture;

WHEREAS, the Issuer has provided to the Trustee a resolution of the Board of Directors and an Officers’ Certificate setting forth the information required by Section 2.13 of the Indenture;

WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture pursuant to its terms and the terms of the Indenture have been done.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

THE ADDITIONAL SECURITIES

SECTION 1.01. CERTAIN INFORMATION WITH RESPECT TO THE ADDITIONAL SECURITIES.

(a) General. The Additional Securities shall be evidenced by one or more Global Securities substantially in the form of the Note attached as Exhibit A hereto. For all purposes under the Indenture, the term “Securities” shall include the Additional Securities.

(b) Authentication and Delivery of Additional Securities. On the date hereof, $125,000,000 aggregate principal amount of Additional Securities shall be delivered to the Trustee for authentication and delivery. The Additional Notes are being issued in accordance with Section 4.03(a)(b) of the Indenture.

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(c) Issue Price and Date; First Interest Payment. The Additional Securities shall be issued on January 26, 2017 at an issue price of 102.000%, and shall accrue interest from November 15, 2016. The first interest payment date in respect of the Additional Securities shall be May 15, 2017.

(d) CUSIP. The CUSIP numbers for the Additional Securities sold by the initial purchasers of the Additional Securities in reliance on Rule 144A and Regulation S shall be 156504 AD4 and U15662 AC0, respectively.

(e) Initial Securities. The Additional Securities are Initial Securities for purposes of the Indenture.

(f) Notation of Guarantee. The Additional Securities shall be accompanied by the notation of guarantee in the form attached as Exhibit B hereto.

ARTICLE II

MISCELLANEOUS

SECTION 2.01. GOVERNING LAW.

THIS SUPPLEMENTAL INDENTURE, THE SECURITY GUARANTEES AND THE ADDITIONAL SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION WOULD BE APPLIED THEREBY.

SECTION 2.02. MULTIPLE ORIGINALS.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 2.03. RATIFICATION.

The Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.

SECTION 2.04. SEVERABILITY.

In case any provision in this Supplemental Indenture or in the Additional Securities is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

SECTION 2.05. NO RECOURSE AGAINST OTHERS.

No director, officer, employee, incorporator or stockholder of the Issuer or any of the Guarantors shall have any liability for any obligations of the Issuer under the Additional Securities or the Indenture or of any Guarantor under its Security Guarantee of the Additional Securities or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting an Additional Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Additional Securities and the Security Guarantees thereof.

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SECTION 2.06. EFFECT OF HEADINGS.

The table of contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 2.07. THE TRUSTEE.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.

Signature pages follow.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

CENTURY COMMUNITIES, INC.

By:	/s/ David Messenger
Name: David Messenger Title: Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

U.S. BANK NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Kathy L. Mitchell
Name:	Kathy L. Mitchell
Title:	Vice President

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

AVR A, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVR B, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVR C, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC,
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

			By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CCC HOLDINGS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT CLAREMONT RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LANDMARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT MARVELLA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT OBSERVATORY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT STERLING RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY CITY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES CONSTRUCTION, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF UTAH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY COMMUNITIES SOUTHEAST, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY GROUP LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC, its Manager

	By:	Century Communities, Inc. its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS OF UTAH, LLC

By:	Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

By: Century Communities, Inc. its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc. its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

Cherry Hill Park, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

HOMETOWN, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

HOMETOWN SOUTH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC its Manager

			By:	Century Communities, Inc. its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

		By:	/s/ David Messenger
David Messenger Chief Financial Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

THE RETREAT AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

WESTOWN CONDOMINIUMS, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

WESTOWN TOWNHOMES, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger Chief Financial Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SIGNATURE PAGE TO SIXTH SUPPLEMENTAL INDENTURE

Exhibit A

Form of Note

See attached.

[FORM OF FACE OF INITIAL SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

[Definitive Securities Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP No.

6.875% Senior Notes Due 2022

No.	$

Century Communities, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of                                              Dollars [, as may be increased or decreased as reflected on the attached Schedule of Increases and Decreases in Global Security](1) on May 15, 2022.

Interest Payment Dates: May 15 and November 15.

Record Dates: May 1 and November 1.

Additional provisions of this Security are set forth on the other side of this Security.

Dated:

CENTURY COMMUNITIES, INC.

By:
Name:
Title:

(1)	Include on Global Securities.

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION,

as Trustee, certifies that this is one of the

Securities referred to in the Indenture.

By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF INITIAL SECURITY]

6.875% Senior Note Due 2022

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

•	Interest

Century Communities, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, Additional Interest will accrue on this Security at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of the Registration Default (increasing by an additional 0.25% per annum after each subsequent 90-day period that occurs until all Registration defaults have been cured, up to a maximum additional interest rate of 1.00%; provided, that additional interest will not accrue under more than one Registration Default at any one time) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Issuer will provide written notice to the Trustee of any Registration Defaults and the amount of Additional Interest due and owing on the next interest payment date. The Issuer will pay interest semiannually on May 15 and November 15 of each year, commencing May 15, 2017. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 15, 2016. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any payment date with respect to the Securities is not on a Business Day, it shall be made on the next succeeding Business Day with the same effect as if made on the relevant payment date, without additional interest. The Issuer will pay interest on overdue principal at the rate borne by this Security plus 1.0% per annum, and it will pay interest on overdue installments of interest at the same rate to the extent lawful.

•	Method of Payment

The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the May 1 and November 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Issuer at least ten (10) Business Days prior to the applicable payment date, the Issuer will make all payments on the Holder’s Securities in accordance with those instructions. Otherwise, payments on the Securities will be made at the office or agency of the Paying Agent and Registrar unless the Issuer elects to make interest payments by check mailed to the Holder entitled thereto at the address indicated on the register maintained by the Registrar for the Securities.

•	Paying Agent and Registrar

Initially, U.S. Bank National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Issuer or any of its domestically incorporated Wholly Owned Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

•	Indenture

The Issuer issued the Securities under an Indenture dated as of May 5, 2014, among Century Communities, Inc., a Delaware Corporation (the “Issuer”), the Guarantors party thereto, and the Trustee, as supplemented by the Supplemental Indenture, dated as of December 18, 2014, the Second Supplemental Indenture, dated as of March 13, 2015, the Third Supplemental Indenture, dated as of April 9, 2015, the Fourth Supplemental Indenture, dated as of August 27, 2015, the Fifth Supplemental Indenture, dated as of November 8, 2016, and the Sixth Supplemental Indenture, dated as of January 26, 2017 (as supplemented, the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) (the “Act”), as amended from time to time. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Securities are general unsecured obligations of the Issuer. The Issuer shall be entitled, subject to its compliance with Section 4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture.

•	Optional Redemption

Except as set forth below, the Issuer shall not be entitled to redeem the Securities.

On and after May 15, 2017, the Issuer shall be entitled at its option to redeem all or a portion of the Securities upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on May 15 of the years set forth below:

Period	Redemption Price
2017	105.156%
2018	103.438%
2019	101.719%
2020 and thereafter	100.000%

In addition, at any time prior to May 15, 2017, the Issuer shall be entitled at its option on one or more occasions to redeem Securities (which includes Additional Securities, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) issued prior to such date at a redemption price (expressed as a percentage of principal amount) of 106.875%, plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), with an amount not to exceed the net cash proceeds from one or more Equity Offerings; provided, however, that (1) at least 65% of such aggregate principal amount of Securities (which includes Additional Securities, if any) remains outstanding immediately after the occurrence of each such redemption (with Securities held, directly or indirectly, by the Issuer or its Affiliates being deemed to be not outstanding for purposes of such calculation); and (2) notice of such redemption has been given within 90 days after the date of the related Equity Offering.

Prior to May 15, 2017, the Issuer shall be entitled at its option to redeem all or a portion of the Securities at a redemption price equal to 100% of the principal amount of the Securities plus the Applicable Premium as of, and accrued and unpaid interest to, the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

•	Mandatory Redemption

The Issuer is not required to make mandatory redemption or sinking fund payments with respect to the Securities.

•	Notice of Redemption

Notice of redemption shall be sent by or on behalf of the Issuer by first class mail to each Holder’s registered address or in the case of Global Securities, delivered electronically in accordance with the procedures of the Depository, not less than 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed, except that redemption notices may be sent more than 60 days prior to the redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Any inadvertent defect in the notice of redemption, including an inadvertent failure to give notice, to any Holder selected for redemption shall not impair or affect the validity of the redemption of any other Security redeemed in accordance with the provisions of the Indenture. Securities in denominations larger than $2,000 principal amount may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

•	Put Provisions

Upon the occurrence of a Change of Control, each Holder of Securities shall have the right, subject to certain conditions specified in the Indenture, to require the Issuer to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

The Indenture provides that, under certain circumstances, the Issuer shall use the Excess Proceeds from Asset Sales to make an offer to all Holders to purchase Securities at an offer price in cash in an amount not less than 100% of the principal amount thereof, plus accrued and unpaid interest.

•	Guarantee

The payment by the Issuer of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by each of the Guarantors to the extent set forth in the Indenture.

•	Denominations; Transfer; Exchange

The Securities are in registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Without the prior consent of the Issuer, the Registrar is not required (1) to register the transfer of or exchange any Security selected for redemption, (2) to register the transfer of or exchange any Security for a period of 15 days before a selection of Security to be redeemed or (3) to register the transfer or exchange of a Security between a record date and the next succeeding interest payment date.

•	Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of it for all purposes.

•	Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee or Paying Agent for payment.

•	Discharge and Defeasance

Subject to certain conditions, the Issuer at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

•	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (a) the Indenture, the Securities or the Security Guarantees may be amended with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding voting as a single class and (b) any existing default under, or compliance with any provision of, the Indenture may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding voting as a single class. Subject to certain exceptions set forth in the Indenture, the Issuer, the Guarantors and the Trustee may amend the Indenture, the Security Guarantees or the Securities without notice to or consent of any Securityholder (i) to cure any ambiguity, omission, mistake, defect or inconsistency; (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities, provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code; (iii) to provide for the assumption by a successor entity of the obligations of the Issuer or any Guarantor in accordance with Section 5.01 of the Indenture; (iv) to add any Guarantor with respect to the Securities, or to release any Guarantor from any of its obligations under its Security Guarantee or this Indenture, in each case, in accordance with the applicable provisions of the Indenture; (v) to make any change that would provide any additional rights or benefits (including the addition of collateral for the purpose of securing the Securities and the Security Guarantees) to the Holders of Securities or that does not adversely affect in any material respect the legal rights under the Indenture, the Securities or the Security Guarantees of any such Holder; (vi) to comply with applicable SEC rules and regulations or changes to applicable law; (vii) to conform the text of the Indenture, the Security Guarantees or the Securities to any provision of the “Description of Notes” section of the Final Offering Memorandum; (viii) to provide for the issuance of Additional Securities in compliance and in accordance with the limitations set forth in the Indenture; (ix) to evidence or provide for the acceptance of appointment under the Indenture of a successor trustee or to comply with any requirements under the TIA; (x) to allow any Guarantor to execute a supplemental indenture or a Security Guarantee with respect to the Securities; or (xi) to comply with the rules of any applicable securities depository.

•	Defaults and Remedies

Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment of principal or premium on the Securities at maturity, upon redemption, upon purchase, upon acceleration or otherwise; (c) failure by the Issuer to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (d) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Issuer or any Restricted Subsidiary if the amount accelerated (or so unpaid) exceeds $15.0 million; (e) certain events of bankruptcy or insolvency with respect to the Issuer or any Significant Subsidiary; (f) certain judgments or decrees for the payment of money in excess of $ 15.0 million; and (g) certain defaults with respect to Security Guarantees of the Issuer or any Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default that will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest or a Default in complying with Section 5.01 of the Indenture) if it determines that withholding notice is in the interest of the Holders.

•	Trustee Dealings with the Issuer

Subject to certain limitations imposed by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

•	No Recourse Against Others

No director, officer, employee, incorporator or stockholder of the Issuer or any Restricted Subsidiary shall have any liability for any obligations of the Issuer under the Securities or the Indenture or of any Guarantor under its Security Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Security Guarantees.

•	Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

•	Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

•	CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

•	Holders’ Compliance with Registration Rights Agreement

Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Issuer to the extent provided therein.

•	Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Issuer will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

CENTURY COMMUNITIES, INC.

8390 East Crescent Parkway, Suite 650

Greenwood Village, Colorado 80111

Attention: Dale Francescon

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	to the Issuer; or

(2)	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Registrar shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature
Signature Guarantee:
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice:
To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Security	Amount of increase in Principal amount of this Global Security	Principal amount of this Global Security following| such decrease or increase)	Signature of authorized officer of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Issuer pursuant to Section 4.06 or 4.09 of the Indenture, check the box:

☐        Section 4.06                                                          ☐ Section 4.09

If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 4.06 or 4.09 of the Indenture, state the amount in principal amount: $

Dated:	Your Signature:
(Sign exactly as your name appears on the other side of this Security.)

Signature Guarantee:
(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit B

Form of Notation Guarantee

See attached.

FORM OF NOTATION OF GUARANTEE

For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of May 5, 2014, as supplemented by the Supplemental Indenture, dated as of December 18, 2014, the Second Supplemental Indenture, dated as of March 13, 2015, the Third Supplemental Indenture, dated as of April 9, 2015, the Fourth Supplemental Indenture, dated as of August 27, 2015, the Fifth Supplemental Indenture, dated as of November 8, 2016, and the Sixth Supplemental Indenture, dated as of January 26, 2017 (as supplemented, the “Indenture”), each among Century Communities, Inc., a Delaware corporation (the “Issuer”), the Guarantors party thereto, and U.S. Bank National Association, as Trustee, (a) the due and punctual payment of the principal of, premium on, if any, and interest, if any, on, the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of, premium on, if any, and interest, if any, on, the Securities, if any, if lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Security Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Security Guarantee.

Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

Signature pages follow.

AVR A, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

AVR B, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

AVR C, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

AUGUSTA POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

AVALON AT INVERNESS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

BLACKSTONE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

BRADBURN VILLAGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CC COMMUNITIES, LLC

By:	Century Land Holdings, LLC,
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CCC HOLDINGS, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger
Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CCG CONSTRUCTORS LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CCG REALTY GROUP LLC

By:	Century Communities of Georgia, LLC, its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CCH HOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTRAL PARK ROWHOMES, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT ASH MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT BEACON POINTE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT CALEY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT CANDELAS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT CAROUSEL FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT CLAREMONT RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT HARVEST MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT LANDMARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT LITTLETON VILLAGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT LOR, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT LOWRY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT MARVELLA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT MIDTOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT MILLENNIUM, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT OBSERVATORY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT OUTLOOK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT SALISBURY HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT SOUTHSHORE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT STERLING RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT TERRAIN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT THE GROVE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT VISTA RIDGE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY AT WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY AT WOLF RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY CITY, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY COMMUNITIES CONSTRUCTION, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF GEORGIA, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA, LLC

By:	Century Communities, Inc. its Sole Managing Member

By:
David Messenger Chief Financial Officer

CENTURY COMMUNITIES OF NEVADA REALTY, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY COMMUNITIES OF UTAH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY COMMUNITIES SOUTHEAST, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY GROUP LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS, LLC

By:	CCC Holdings, LLC, its Manager

	By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS II, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CENTURY LAND HOLDINGS OF TEXAS, LLC

By:	Century Communities, Inc. its Sole Managing Member

By:
David Messenger Chief Financial Officer

CENTURY LAND HOLDINGS OF UTAH, LLC

By:	Century Communities, Inc. its Sole Managing Member

By:
David Messenger Chief Financial Officer

CENTURY RHODES RANCH GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:
David Messenger Chief Financial Officer

CENTURY TUSCANY GC, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

CHERRY HILL PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

COTTAGES AT WILLOW PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

ENCLAVE AT BOYD PONDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

ENCLAVE AT CHERRY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

ESTATES AT CHATFIELD FARMS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

HEARTH AT OAK MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

HOMETOWN, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

HOMETOWN SOUTH, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

LAKEVIEW FORT COLLINS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

MADISON ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

MERIDIAN RANCH, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

MONTECITO AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC

By:	Century Communities of Nevada, LLC, its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:
David Messenger Chief Financial Officer

PARK 5TH AVENUE DEVELOPMENT CO., LLC

By:	Century Communities, Inc. its Sole Managing Member

By:
David Messenger Chief Financial Officer

RESERVE AT HIGHPOINTE ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

RESERVE AT THE MEADOWS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SADDLE ROCK GOLF, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SADDLEBACK HEIGHTS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

STETSON RIDGE HOMES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

THE RETREAT AT RIDGEGATE, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

THE VISTAS AT NOR’WOOD, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

THE WHEATLANDS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

VENUE AT ARISTA, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

VERONA ESTATES, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

VILLAS AT MURPHY CREEK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

WATERSIDE AT HIGHLAND PARK, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

WESTOWN CONDOMINIUMS, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE

WESTOWN TOWNHOMES, LLC

By:	Century Communities, Inc. its Manager and Sole Member

By:
David Messenger Chief Financial Officer

WILDGRASS, LLC

By:	Horizon Building Services, LLC, its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:
David Messenger Chief Financial Officer

SIGNATURE PAGES TO FORM OF NOTATION OF GUARANTEE